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                                                                  EXHIBIT 10.251

                                                                  CONTRACT AWARD
                                        CRAIG ROAD IMPROVEMENT PROJECT, PHASE II
                                                                    BID NO. 1137

                             CITY OF NORTH LAS VEGAS

                              CONSTRUCTION CONTRACT

BID NO:  1137

DATE:    August 6, 2003

NAME OF CONTRACTOR:     Meadow Valley Contractors. Inc.
ADDRESS OF CONTRACTOR:  4635 Andrews St., Suite F, North Las Vegas, NV 89031

         ________  Individual  _____  Partnership  x  Corporation

in the State of Nevada

Contract for CRAIG ROAD IMPROVEMENT PROJECT, PHASE II in the amount of **NINE MILLION FIVE HUNDRED EIGHTY THOUSAND EIGHT HUNDRED FOURTEEN AND 14/00 DOLLARS** ($**9.580.814.14**).

THIS CONTRACT entered into, effective this date by the City of North Las Vegas, Nevada, hereinafter called CITY, represented by the Mayor, executing this Contract, and the individual, partnership, or corporation named above, hereinafter called CONTRACTOR, witnesseth that the parties hereto do mutually agree as follows:

STATEMENT OF WORK: The CONTRACTOR shall furnish all labor, equipment and materials and perform the Work above described for the amount stated above in strict accordance with the Contract Documents, including the Specifications of the CITY and the schedule of Drawings and other requirements, all of which are incorporated herein by reference. All Work is the sole responsibility of the CONTRACTOR unless specifically provided otherwise.

TIME FOR COMPLETION: The Work which the CONTRACTOR is required to perform under this Contract shall be commenced at a time stipulated by the CITY in the written "Notice-to-Proceed" and shall be completed according to the following:

30 Consecutive Calendar Days to submit all submittals from date of Notice to Proceed.

365 Days to construction completion of the project, including completion of punch list items, final cleanup and demobilization.

LIQUIDATED DAMAGES: Liquidated Damages as provided for in the specifications and conditions shall be assessed in the amounts stated below per day for each calendar day after the construction completion date, or applicable extension thereof as provided in the Specifications and Requirements, that completion of the Work is delayed.

         1) Liquidated Damages for failure to complete the requirements for the Construction Completion milestone within the time period indicated shall be FIVE THOUSAND DOLLARS ($5,000.00) per day.

                                      CA-1
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                                                                  CONTRACT AWARD
                                        CRAIG ROAD IMPROVEMENT PROJECT, PHASE II
                                                                    BID NO. 1137

         2) Liquidated Damages for late contract documents noted in the Contract Award Instructions Section, CI.14 shall be TWO HUNDRED DOLLARS ($200) per day.

         3) Liquidated Damages for late submittals noted in the Contract Award Instructions Section, CI.15 shall be TWO HUNDRED DOLLARS ($200) per day.

IN WITNESS WHEREOF, the parties hereto have executed this Contract as of the date entered on the first page hereof.

CITY OF NORTH LAS VEGAS                   MEADOW VALLEY CONTRACTORS, INC.
                                          CONTRACTOR

BY /s/ Michael L. Montandon                   By /s/ Robert Terril
   -----------------------------                 -------------------------------
   Michael L. Montandon                             Nevada Area Manager
   Mayor                                            Title

ATTEST:

/s/ Eileen M. Sevigny
----------------------
Eileen M. Sevigny, CMC
    City Clerk

APPROVED AS TO FORM:

/s/ Sean T. Mcgowan
----------------------
Sean T. McGowan
City Attorney

                                      CA-2